UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2019

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 22, 2019, Xi’an TCH Energy Technology Co., Ltd. (“Xi’an TCH”), a wholly owned subsidiary of China Recycling Energy Corporation, a Nevada corporation (the “Company”) completed the transaction contemplated in a Share Transfer Agreement (the “Fund Management Company Share Transfer Agreement”) which was previously reported under the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2019. Pursuant to the Fund Management Company Share Transfer Agreement, Xi’an TCH transferred its 40% ownership in Hongyuan Recycling Energy Investment Management Beijing Co., Ltd. to Hongyuan Huifu Venture Capital Co. Ltd (“Hongyuan Huifu”) for consideration of RMB 3,453,867.31 (approximately US $504,214).

On January 22, 2019, Shanghai TCH Energy Technology Co., Ltd. (“Shanghai TCH”), a wholly-owned subsidiary of the Company, completed the transaction contemplated in a Share Transfer Agreement (the “Xi’an Zhonghong Share Transfer Agreement”) which was previously reported under our Current Report on Form 8-K filed with the SEC on January 4, 2019.   Pursuant to the Xi’an Zhonghong Share Transfer Agreement, Hongyuan Huifu transferred its 10% ownership in Xi’an Zhonghong New Energy Technology Co., Ltd. to Shanghai TCH for consideration of RMB 3 million (approximately US $437,956).

On January 22, 2019, Xi’an Zhonghong New Energy Technology Co., Ltd. (“Xi’an Zhonghong”), a wholly owned subsidiary of the Company, completed the transaction contemplated in a CDQ WHPG Station Fixed Assets Transfer Agreement (the “Fixed Assets Transfer Agreement”) which was previously reported under our Current Report on Form 8-K filed with the SEC on January 4, 2019.   Pursuant to the Fixed Assets Transfer Agreement, Xi’an Zhonghong transferred a CDQ WHPG station to Beijing Hongyuan Recycling Energy Investment Center, LLP (“HYREF”) as the repayment of a loan for RMB 188,639,400 (approximately US $27,538,598) owed to HYREF. Xi’an TCH is a secondary limited partner of HYREF. The consideration of the CDQ WHPG station is determined by the parties based upon the appraisal report issued by Zhonglian Assets Appraisal Group (Shaanxi) Co., Ltd. as of August 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: January 24, 2019	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer

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